UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 4, 2019

Newmont Goldcorp Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, CO 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2019, Newmont Goldcorp Corporation, a Delaware Corporation (“Newmont” or the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  The following matters were voted upon at the Annual Meeting: (1) the election of directors; (2) the advisory vote on the compensation of the Chief Executive Officer, the Chief Financial Officer and each of the other highly compensated executive officers of the Company (the “Named Executive Officers”); and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019.

All matters voted on at the Annual Meeting were approved. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders (except with respect to the election of directors, where abstentions are excluded).

The voting results were as follows:

Proposal #1—Election of Directors

Name	Votes for	% of votes cast	Withheld votes	% of votes cast	Abstentions	Broker non- votes
Gregory H. Boyce	414,508,778	99.79	854,807	0.21	404,580	40,381,292
Bruce R. Brook	414,701,728	99.84	671,944	0.16	394,493	40,381,292
J. Kofi Bucknor	414,671,555	99.84	678,075	0.16	418,535	40,381,292
Joseph A. Carrabba	404,898,768	98.66	5,516,176	1.34	5,353,221	40,381,292
Noreen Doyle	399,335,731	97.28	11,156,329	2.72	5,276,105	40,381,292
Gary J. Goldberg	414,431,520	99.78	930,814	0.22	405,831	40,381,292
Veronica M. Hagen	403,487,800	98.09	7,837,793	1.91	4,442,572	40,381,292
Sheri E. Hickok	414,676,352	99.83	698,177	0.17	393,636	40,381,292
René Médori	396,617,299	97.13	11,716,611	2.87	7,434,255	40,381,292
Jane Nelson	414,380,993	99.76	999,598	0.24	387,574	40,381,292
Julio M. Quintana	414,720,062	99.85	643,266	0.15	404,837	40,381,292
Molly P. Zhang	413,781,615	99.83	712,681	0.17	1,273,869	40,381,292

Proposal #2—Advisory Vote on the Compensation of Named Executive Officers

		% of votes cast on the Proposal
Votes For	388,061,707	93.34
Votes Against	26,677,161	6.42
Abstentions	1,029,297	0.25
Broker Non-Votes	40,381,292	—

Proposal #3—Ratification of Independent Registered Public Accounting Firm

		% of votes cast on the Proposal
Votes For	454,150,229	99.56
Votes Against	1,394,482	0.31
Abstentions	604,746	0.13

For a more complete description of each of the proposals voted on, including information on the required vote and quorum for the Annual Meeting, please refer to Newmont’s Definitive Proxy Statement filed with the SEC on Schedule 14A on April 16, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Goldcorp Corporation

Date: June 5, 2019	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary

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